UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 19, 2006
GENVEC, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-24469	23-2705690

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
65 West Watkins Mill Road
Gaithersburg, MD

(Address of principal executive offices)
20878

(Zip Code)
(240) 632-0740

(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On December 19, 2006, the Company issued a press release announcing initial, interim efficacy data for its TNFerade Phase II/III pancreatic cancer clinical trial. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Current Report.
     In addition, on December 14, 2006, the Company issued a press release announcing interim safety data for the same clinical trial and, on December 15, 2006, reported the publication of an article on an adenovirus-based HIV vaccine candidate. Those press releases are attached hereto as Exhibits 99.2 and 99.3, respectively, and incorporated by reference into this Current Report.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

99.1	Press release issued by Genvec, Inc. on December 19, 2006.

99.2	Press release issued by Genvec, Inc. on December 14, 2006.

99.3	Press release issued by Genvec, Inc. on December 15, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENVEC, INC. (Registrant)
By:	/s/ Douglas J. Swirsky
Douglas J. Swirsky, CPA, CFA
Chief Financial Officer, Treasurer and Corporate Secretary

Date: December 19, 2006

EXHIBIT INDEX

99.1	Press release issued by Genvec, Inc. on December 19, 2006.

99.2	Press release issued by Genvec, Inc. on December 14, 2006.

99.3	Press release issued by Genvec, Inc. on December 15, 2006.